Zentalis Pharmaceuticals Reports Second Quarter 2020 Financial Results and Operational Update • Closed initial public offering (IPO) of common stock, raising gross proceeds of ~$190.0 million • Raised an additional ~$144.4 million in gross proceeds from recent follow-on offering • Completed a $20.0 million Series A financing to establish Zentera Therapeutics, a majority- owned Chinese joint venture • Entered into strategic collaborations with Eli Lilly and Tavros Therapeutics to further advance oncology pipeline NEW YORK and SAN DIEGO, August 13, 2020 – Zentalis Pharmaceuticals, Inc. (Nasdaq: ZNTL), a clinical- stage biopharmaceutical company focused on discovering and developing small molecule therapeutics targeting fundamental biological pathways of cancers, today announced financial results for the second quarter ended June 30, 2020, and highlighted recent corporate accomplishments. “This quarter and year as a whole have been marked by immense growth and business development opportunities,” commented Dr. Anthony Sun, Chairman and Chief Executive Officer of Zentalis. “Following the successful completion of our IPO at the height of market uncertainty in early April and our recent follow-on offering in August, we believe that we are well-positioned financially to deliver on an even greater number of upcoming key milestones as disclosed in the follow-on prospectus. Furthermore, we are pleased to have recently completed a Series A financing to establish Zentera Therapeutics, our majority-owned Chinese joint venture, as well as enter into two strategic collaborations with Eli Lilly and Tavros Therapeutics. These opportunities will allow us to continue exploring the potential of our oncology candidates in both the United States and globally, and work toward the discovery of innovative therapies to address unmet needs for cancer patients.” Dr. Sun added, “Last month, we announced topline results from the Phase 1 monotherapy dose escalation trial of our oral SERD, ZN-c5, showcasing this candidate’s favorable tolerability profile and high exposure levels, while also demonstrating preliminary efficacy. As we look ahead, our highly motivated team remains focused on driving our pipeline forward to achieve our upcoming clinical goals, which include initiating a Phase 1b combination study with our oral SERD, ZN-c5, and Eli Lilly’s abemaciclib, and initiating a Phase 1 combination dose escalation study with our WEE1 inhibitor, ZN-c3, and a chemotherapy agent in the second half of 2020.” Program Highlights: • In July 2020, the Company entered into a clinical collaboration with Eli Lilly and Company to evaluate the combination of ZN-c5, the Company’s oral selective estrogen receptor degrader (SERD) product candidate, and Verzenio® (abemaciclib), Eli Lilly’s CDK4 and 6 inhibitor, in patients with ER+/HER2- advanced breast cancer. Zentalis maintains full ownership of ZN-c5. • In July 2020, Zentalis announced topline results from the Phase 1 monotherapy dose escalation trial of ZN-c5 in patients with ER+/HER2- advanced breast cancer. As of June 30, 2020, fifteen patients had been enrolled, with three patients at each dose level: 50 mg, 75 mg, 100 mg, 150 mg and 300 mg. With a median of four prior lines of therapy, six out of the fifteen patients showed stable disease for 24 weeks, demonstrating a clinical benefit rate of 40%. ZN-c5 was well tolerated with no dose-limiting toxicities reported. The Company expects to initiate the Phase 2 monotherapy trial in the first half of 2021. • Zentalis is currently conducting a Phase 1/2 clinical trial of its WEE1 inhibitor ZN-c3 in patients with advanced solid tumors. Based on data from 22 patients dosed in the Phase 1 monotherapy dose escalation portion of the ongoing Phase 1/2 clinical trial as of June 19, 2020, ZN-c3 has been observed to be well tolerated with no dose limiting toxicities reported. Zentalis expects to report topline results from the Phase 1 portion of this trial in 2021. • In May 2020, Zentalis reported the closing of a $20.0 million Series A financing, before issuing costs of $1.6 million, to establish its majority-owned Chinese joint venture, Zentera Therapeutics, a biopharmaceutical company with headquarters in Shanghai, China. The proceeds will be used to develop and commercialize three Zentalis-discovered cancer therapies, in addition to potential future candidates. • In May 2020, the Company finalized a strategic collaboration with Tavros Therapeutics in which Tavros’ functional genomic discovery platform will be leveraged to discover next generation targeted small molecule drug candidates to expand Zentalis’ oncology pipeline. • In April 2020, the FDA cleared the Company’s fourth oncology IND application for ZN-d5, an investigational oral selective inhibitor of B-cell lymphoma 2 (BCL-2) initially in development for the treatment of hematologic malignancies. Zentalis plans to initiate a Phase 1 trial of ZN-d5 in patients with acute myeloid leukemia or B-cell lymphoma in the first half of 2021. Corporate Highlights: • In April 2020, the Company completed its IPO of common stock that yielded gross proceeds of approximately $190.0 million, before deducting the underwriting discounts and commissions and estimated offering expenses payable by Zentalis. • In August 2020, Zentalis closed a follow-on offering of common stock resulting in gross proceeds of approximately $144.4 million. • In July 2020, the Company appointed Kimberly Blackwell, M.D., to the Board of Directors. Dr. Blackwell is the current Chief Medical Officer of Tempus, as well as a renowned breast cancer researcher who has made significant contributions to the biopharmaceutical industry for more than two decades.

Second Quarter 2020 Financial Results • Cash and Marketable Securities Position: As of June 30, 2020, Zentalis had cash, cash equivalents and marketable securities of $233.2 million. We expect that the Company’s existing cash, cash equivalents and marketable securities, together with the net proceeds of approximately $135.0 million from the follow-on offering, will enable the Company to fund its operating expenses and capital expenditure requirements into 2023. • Research and Development Expenses: Research and development expenses were $17.5 million in the second quarter of 2020, compared to $8.7 million for the same period in 2019. This increase of $8.8 million was primarily due to increases in external research and development expenses related to Zentalis’ lead product candidates, as the Company advanced its Phase 1/2 clinical trials for ZN-c5 and ZN-c3. In addition, in the three months ended June 30, 2020, we conducted additional preclinical studies, incurred additional manufacturing costs, and incurred increased costs for study and lab materials. • General and Administrative Expenses: General and administrative expenses were $9.9 million in the second quarter of 2020, compared to $1.9 million for the same period in 2019. This increase of $8.0 million was primarily attributable to an increase of $5.9 million in employee- related costs of which $5.2 million was driven by non-cash stock-based compensation from incentive grants issued during the quarter and increased headcount to support growth. Professional service fees for legal, accounting and consulting services increased by $1.0 million to support the increased operations of the organization, insurance costs increased by $0.7 million related to operating as a public company, and facilities and other allocable overhead expenses increased by $0.4 million. • Net Loss: The Company's net loss for the second quarter of 2020 was $27.3 million, compared to the net loss of $10.6 million for the same period in 2019. • Impact from COVID-19 Pandemic: The Company is continuing to monitor how the spread of the COVID-19 pandemic is affecting its employees, business, preclinical studies and clinical trials. The COVID-19 pandemic has caused disruptions to the Company’s development plans and research-stage programs, including delayed initiations, suspended enrollment at some clinical sites for new patients, and limited operations at its laboratory facilities. As a result, this pandemic may continue to impact Zentalis’ business, revenues, results of operations and financial condition.

About Zentalis Pharmaceuticals Zentalis Pharmaceuticals, Inc. is a clinical-stage biopharmaceutical company focused on discovering and developing small molecule therapeutics targeting fundamental biological pathways of cancers. The Company is developing a broad pipeline of potentially best-in-class oncology candidates, including ZN- c5, an oral selective estrogen receptor degrader for ER+/HER2- breast cancer, ZN-c3, a WEE1 inhibitor, ZN-d5, a BCL-2 inhibitor and ZN-e4, an EGFR inhibitor. Zentalis has operations in both New York and San Diego. For more information, please visit www.zentalis.com. Follow Zentalis on Twitter at @ZentalisP and on LinkedIn at www.linkedin.com/company/zentalis-pharmaceuticals. Forward-Looking Statements This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding our expectations surrounding the development, commercialization, potential, safety, efficacy, and regulatory and clinical progress of our product candidates in the Unites States and globally, plans and timing for the initiation of and the release of data from our clinical trials and our ability to meet other key milestones, activities in connection with our collaborations with Eli Lilly and Tavros Therapeutics, the anticipated direct and indirect impact of COVID-19 on our business and operations, and the sufficiency of our cash and cash equivalents. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: the outbreak of the novel coronavirus disease, COVID-19, has adversely impacted and may continue to adversely impact our business, including our preclinical studies and clinical trials; our limited operating history, which may make it difficult to evaluate our current business and predict our future success and viability; we have and expect to continue to incur significant losses; our need for additional funding, which may not be available; our substantial dependence on the success of our lead product candidate; failure to identify additional product candidates and develop or commercialize marketable products; the early stage of our development efforts; potential unforeseen events during clinical trials could cause delays or other adverse consequences; risks relating to the regulatory approval process or ongoing regulatory obligations; failure to obtain U.S. or international marketing approval; our product candidates may cause serious adverse side effects; inability to maintain our collaborations, or the failure of these collaborations; our reliance on third parties; effects of significant competition; the possibility of system failures or security breaches; risks relating to intellectual property; our ability to attract, retain and motivate qualified personnel; and significant costs as a result of operating as a public company. These and other important factors discussed under the caption “Risk Factors” in our Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2020 filed with the U.S. Securities and Exchange Commission (SEC) and our other filings with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made in this press release. Any such forward-looking statements represent management’s estimates as of the date of this press release. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change. ### Investor Contact: Thomas Hoffmann Solebury Trout 1.646.378.2931 thoffmann@soleburytrout.com Media Contact: Julia Deutsch Solebury Trout 1.646.378.2967 jdeutsch@soleburytrout.com Zentalis Pharmaceuticals, Inc. (Successor to Zentalis Pharmaceuticals, LLC) Condensed Consolidated Statements of Operations (Unaudited) (In thousands, except per unit and per share amounts) Three Months Ended Six Months Ended June 30, June 30, Operating Expenses 2020 2019 2020 2019 Research and development $ 17,452 $ 8,689 $ 30,710 $ 15,778 General and administrative 9,924 1,946 13,065 3,579 Total operating expenses 27,376 10,635 43,775 19,357 Operating loss (27,376) (10,635) (43,775) (19,357) Other Income (Expense) Investment and other income, net 84 49 248 111 Income tax expense - 11 - 14 Net loss (27,292) (10,597) (43,527) (19,260) Net loss attributable to noncontrolling interests (435) (127) (544) (447) Net loss attributable to Zentalis $ (26,857) $ (10,470) $ (42,983) $ (18,813) Net loss per common share outstanding, basic and diluted $ (0.78) $ - $ (2.53) $ - Net loss per Class A common unit outstanding, basic and diluted $ - $ (1.87) $ - $ (3.36) Common shares/units used in computing net loss per share/Class A common unit, basic and diluted 34,353 5,601 16,978 5,601

Zentalis Pharmaceuticals, Inc. (Successor to Zentalis Pharmaceuticals, LLC) Selected Condensed Consolidated Balance Sheet Data (Unaudited) (In thousands) As of As of June 30, December 31, 2020 2019 Cash, cash equivalents and marketable securities $ 233,191 $ 67,246 Working capital (1) 222,914 53,994 Total assets 257,217 87,481 Total liabilities 19,292 19,060 Convertible preferred units - 141,706 Total Zentalis Equity (Deficit) $ 213,224 $ (80,106) (1) The Company defines working capital as current assets less current liabilities.